BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: April 6, 2017 03:28 PM Pacific Time

Incorporation Number: **BC0300709**

Recognition Date: Incorporated on November 21, 1985

NOTICE OF ARTICLES

Name of Company:

GOLDEN QUEEN MINING CO. LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:
1200 750 WEST PENDER ST
VANCOUVER BC V6C 2T8
CANADA

Delivery Address:
1200 750 WEST PENDER ST
VANCOUVER BC V6C 2T8
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1200 750 WEST PENDER ST
VANCOUVER BC V6C 2T8
CANADA

Delivery Address:
1200 750 WEST PENDER ST
VANCOUVER BC V6C 2T8
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
CLAY, THOMAS

Mailing Address:	**Delivery Address:**
188 OLD STREET ROAD PETERBOROUGH NH 03458 UNITED STATES	188 OLD STREET ROAD PETERBOROUGH NH 03458 UNITED STATES

Last Name, First Name, Middle Name:
COATES, BRYAN

Mailing Address:	**Delivery Address:**
1100, AV. DES CANADIENS-DE-MONTREAL BUREAU 300 MONTREAL QC H3B 2S2 CANADA	1100, AV. DES CANADIENSDE-MONTREAL BUREAU 300 MONTREAL QC H3B 2S2 CANADA

Last Name, First Name, Middle Name:
GUARNERA, BERNARD

Mailing Address:	**Delivery Address:**
#401-9213 LAS MANAITAS AVENUE LAS VEGAS NV 89144 UNITED STATES	#401-9213 LAS MANAITAS AVENUE LAS VEGAS NV 89144 UNITED STATES

Last Name, First Name, Middle Name:
BLYTHE, PAUL

Mailing Address:	**Delivery Address:**
4 - 115 FIRST STREET SUITE 201 COLLINGWOOD ON L9Y 4W3 CANADA	4 - 115 FIRST STREET SUITE 201 COLLINGWOOD ON L9Y 4W3 CANADA

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

December 17, 2013

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached